SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement           [ ]  Confidential, For Use of the
[X]  Definitive Proxy Statement                 Commission Only (as permitted
[ ]  Definitive Additional Materials            by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12


                       Pinnacle West Capital Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
2)   Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)   Amount previously paid:
                                ------------------------------------------
    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
                    ------------------------------------------------------

                        PINNACLE WEST CAPITAL CORPORATION
                              POST OFFICE BOX 52132
                           PHOENIX, ARIZONA 85072-2132


                           NOTICE AND PROXY STATEMENT
                FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON
                             WEDNESDAY, MAY 23, 2001


To Our Shareholders:

     You are invited to attend the 2001 Annual Meeting of shareholders of Pinnacle West Capital Corporation to be held at the Orpheum Theatre, 203 West Adams Street, Phoenix, Arizona at 10:30 a.m. on Wednesday, May 23, 2001. At this meeting, we are asking you to vote on the following proposal in addition to any other business that may properly come before the meeting:

     Proposal 1: Election of five (5) directors

     All shareholders of record at the close of business on March 23, 2001 are entitled to notice of and to vote at the meeting. Shares can be voted at the meeting only if the holder is present or represented by proxy.


                            By order of the Board of Directors,


                            FAYE WIDENMANN
                            Vice President and Secretary



Approximate date of mailing to shareholders:
April 9, 2001



We encourage each shareholder to sign and return the enclosed proxy card or to use telephone or internet voting. Please see our general information section for information about voting by telephone, internet or mail.

                               TABLE OF CONTENTS

                                                                            PAGE

GENERAL INFORMATION........................................................    1
   What is the purpose of the Annual Meeting?
   Who is entitled to vote?
   How do I vote?
   Is my vote confidential?
   What constitutes a quorum?
   What vote is required to approve the items to be voted on?
   Who is entitled to attend the Annual Meeting?
   Can I change my vote after I submit my proxy?
   How much did this proxy solicitation cost?
   How many annual reports and proxy statements are delivered to a shared address?
PROPOSAL 1 - ELECTION OF DIRECTORS.........................................    3
   NOMINEES FOR ELECTION TO CLASS I DIRECTORS..............................    4
   NOMINEES FOR ELECTION TO CLASS III DIRECTORS............................    5
DIRECTORS CONTINUING IN OFFICE.............................................    6
   INCUMBENT CLASS II DIRECTORS............................................    6
   INCUMBENT CLASS III DIRECTORS...........................................    7
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.............    8
THE BOARD AND ITS COMMITTEES...............................................    9
DIRECTOR COMPENSATION......................................................    9
STOCK PERFORMANCE COMPARISONS..............................................   10
HUMAN RESOURCES COMMITTEE REPORT ON EXECUTIVE COMPENSATION.................   11
EXECUTIVE COMPENSATION.....................................................   14
OPTION GRANTS, EXERCISES AND HOLDINGS......................................   15
EXECUTIVE BENEFIT PLANS....................................................   16
AUDIT COMMITTEE REPORT.....................................................   19
OTHER MATTERS..............................................................   20
   BUSINESS RELATIONSHIP
   SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING
     COMPLIANCE
   INDEPENDENT PUBLIC ACCOUNTANTS
   AUDIT FEES
   FINANCIAL INFORMATION ON SYSTEMS DESIGN AND
     IMPLEMENTATION FEES
   ALL OTHER FEES
   NOMINATIONS TO THE BOARD
   SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING
APPENDIX: PINNACLE WEST CAPITAL CORPORATION AUDIT COMMITTEE CHARTER .......   22

                               GENERAL INFORMATION

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

To elect five (5) directors and to transact other business as may properly come before the meeting.

The Board of Directors is not aware of any other matters that will be brought before the shareholders for a vote. If any other matters properly come before the meeting, the proxy committee will vote on those matters in accordance with its judgment. Shareholders attending the meeting will directly vote on those matters.

WHO IS ENTITLED TO VOTE?

All shareholders at the close of business on March 23, 2001 (the record date) are entitled to vote at the meeting. Each holder of outstanding Company common stock is entitled to one vote per share on all matters on which shareholders are entitled to vote. At close of business on the record date there were 84,717,495 shares of common stock outstanding.

HOW DO I VOTE?

You may vote in person or, if you are unable to attend the meeting, you may vote in one of three ways:

     VOTE BY TELEPHONE. The toll-free telephone number is on your proxy card. Telephone voting is available 24 hours a day; or

     VOTE BY INTERNET. The web site for internet voting is on your proxy card. Internet voting is available 24 hours a day; or

     VOTE BY MAIL. Mark, date, sign and mail promptly the enclosed proxy (postage-paid envelope is provided for mailing in the United States).

If you vote by telephone or internet, DO NOT mail your proxy card.

IS MY VOTE CONFIDENTIAL?

Yes, your vote is confidential. Only the following persons have access to your vote:

     *    election inspectors;
     *    individuals who help with processing and counting your votes; and
     * persons who need access for legal reasons, including defending against a claim.

WHAT CONSTITUTES A QUORUM?

To carry on the business of the meeting, we must have a quorum. A quorum is present when a majority of the outstanding shares as of the record date are represented in person or by proxy. Shares owned by Pinnacle West and broker non-votes are not included in the calculation of the number of shares considered to be present at the meeting and are not voted.

WHAT VOTE IS REQUIRED TO APPROVE THE ITEMS TO BE VOTED ON?

     ELECTION OF DIRECTORS. Individuals receiving the highest number of votes will be elected. The record date for determining vote entitlement is March 23, 2001. The number of votes which a shareholder may cast is calculated by multiplying the number of shares of common stock owned times the number of directors to be elected. Any shareholder may cumulate his or her votes by casting them all in person or by proxy for any one nominee, or by distributing them among two or more nominees.

WHO IS ENTITLED TO ATTEND THE ANNUAL MEETING?

You may attend the meeting if you are a shareholder as of the record date.

CAN I CHANGE MY VOTE AFTER I SUBMIT MY PROXY?

Yes, you are entitled to revoke your proxy at any time before it is exercised and vote your shares in person if you attend the meeting.

HOW MUCH DID THIS PROXY SOLICITATION COST?

The Company bears the cost of the solicitation of proxies. Proxies are primarily sent by mail, although the Company may solicit consenting shareholders by internet. The Company has retained Corporate Investor Communications, Inc. to assist in the distribution of proxy solicitation materials and the solicitation of proxies for approximately $7,500. As required, the Company will reimburse brokerage houses and others for their out-of-pocket expenses in forwarding documents to beneficial owners of stock.

HOW MANY ANNUAL REPORTS AND PROXY STATEMENTS ARE DELIVERED TO A SHARED ADDRESS?

If you and one or more shareholders of Company stock share the same address, it is possible that only one annual report and proxy was delivered to your address. Any shareholder who wishes to receive separate copies of an annual report or proxy at the same address now or in the future may:

     *    call Shareholder Services at 1-800-457-2983;

     * mail a request to receive separate copies to Shareholder Services at P.O. Box 52133, Phoenix, AZ 85072-2133; or

     *    e-mail a request to: shareholderdept@pinnaclewest.com.

Shareholders currently receiving multiple copies of an annual report and proxy at a shared address and who wish to receive only a single copy in the future may direct their request to this same phone number and addresses.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

     The Company's Articles of Incorporation provide for the division of the Board of Directors into three classes of approximately equal size (Class I, Class II, and Class III). Each class serves for a period of three years, although occasionally a director may be elected for a shorter term in one class in order to keep the number of directors in each class approximately equal.

     The shareholders will elect four (4) Class I directors this year to serve as members of the Board until the annual meeting of shareholders in 2004 or until their successors are elected and qualified. The shareholders will also elect one Class III director this year to serve as a member of the Board until the annual meeting of shareholders in 2003 or until his successor is elected and qualified. If one or more of the five (5) nominees becomes unavailable to serve prior to the meeting date, the proxy committee will vote those shares for the election of such other person(s) as the Board may recommend, unless the Board reduces the number of directors in the affected class.

     The first two tables identify the Class I director nominees and the Class III nominee, followed by two tables identifying continuing directors. Nominees furnished the information as of March 23, 2001. The term "APS" refers to Arizona Public Service Company, the Company's principal subsidiary.

                                CURRENT NOMINEES

                   NOMINEES FOR ELECTION TO CLASS I DIRECTORS
                     (TERM EXPIRING AT 2004 ANNUAL MEETING)

                                                                                                             DIRECTOR
        NAME                    AGE                  OCCUPATION, BUSINESS & DIRECTORSHIPS                     SINCE
-------------------------------------------------------------------------------------------------------------------------
Roy A. Herberger, Jr.           58      President of  Thunderbird,  The American  Graduate School of           1992
                                        International Management,  since 1989. Mr. Herberger is also a  director  of  APS,  International  Crossing,  and  Direct
                                        Merchants Bank.
-------------------------------------------------------------------------------------------------------------------------
Humberto S. Lopez               55      President of HSL  Properties  (real estate  development  and           1995
                                        investment),  Tucson,  Arizona. Mr. Lopez is also a director of APS,  SunCor  Development  Company,  Bank of Tucson,  Sun
                                        Community  Bancorp,   Nevada  Community   Bancorp,   Paragon
                                        Holdings, Inc., and TransAmerica Holdings LLC.
-------------------------------------------------------------------------------------------------------------------------
Robert G. Matlock               67      Independent  management  consultant to various  governmental           2000
                                        agencies involved in developing nuclear energy resources and to utilities  operating  nuclear  facilities since 1984. Mr.
                                        Matlock is also a director of APS.
-------------------------------------------------------------------------------------------------------------------------
Kathryn L. Munro                52      Chairman of BridgeWest  L.L.C.  (investment  company)  since           2000
                                        February 1999. From 1996 to 1998, Ms. Munro served as CEO of
                                        Bank of America's Southwest Banking Group, and was President
                                        of Bank of America  Arizona from 1994 to 1996.  Ms. Munro is also a director of APS, FLOW International Corporation,  Sun
                                        Community Bancorp, and Tosco Corporation.
-------------------------------------------------------------------------------------------------------------------------

                   NOMINEE FOR ELECTION TO CLASS III DIRECTORS
                     (TERM EXPIRING AT 2003 ANNUAL MEETING)

                                                                                                             DIRECTOR
        NAME                    AGE                  OCCUPATION, BUSINESS & DIRECTORSHIPS                     SINCE
-------------------------------------------------------------------------------------------------------------------------
Jack E. Davis                   54      President  of the Company  since  February  2001.  Mr. Davis           2001
                                        served as  Executive  Vice  President  and  Chief  Operating
                                        Officer of the Company from April 2000 to February  2001. He has served in various APS  positions  as follows:  Currently
                                        (since October 1998)  President,  Energy Delivery and Sales;
                                        Executive  Vice  President  of  Commercial  Operations  from
                                        September 1996 to October 1998; Vice  President,  Generation
                                        and Transmission from June 1993 to September 1996. Mr. Davis is also a director of APS.
-------------------------------------------------------------------------------------------------------------------------

                         DIRECTORS CONTINUING IN OFFICE

                          INCUMBENT CLASS II DIRECTORS
                     (TERM EXPIRING AT 2002 ANNUAL MEETING)

                                                                                                             DIRECTOR
        NAME                    AGE                  OCCUPATION, BUSINESS & DIRECTORSHIPS                     SINCE
-------------------------------------------------------------------------------------------------------------------------
Edward N. Basha, Jr.            63      Chairman  of the Board of Bashas'  supermarket  chain and an           1999
                                        Arizona civic leader dedicated to multiple Arizona community projects.  Mr.  Basha is also a director  of APS,  Samaritan
                                        Health Services, and the Arizona Ecumenical Foundation.
-------------------------------------------------------------------------------------------------------------------------
Michael L. Gallagher            56      Attorney-at-law   and  Chairman   Emeritus  of  Gallagher  &           1999
                                        Kennedy,  P.A.,  Phoenix,  Arizona.  Mr. Gallagher is also a director of APS and the Omaha World-Herald  Company and is a
                                        Trustee of the Peter Kiewit Foundation.
-------------------------------------------------------------------------------------------------------------------------
Bruce J. Nordstrom              51      Certified  public  accountant  at the firm of Nordstrom  and           2000
                                        Associates,  P.C.,  Flagstaff,   Arizona,  since  1988.  Mr.
                                        Nordstrom is also a director of APS.
-------------------------------------------------------------------------------------------------------------------------
William J. Post                 50      Chairman of the Board of the Company since February 2001 and           1997
                                        CEO of the Company since  February 1999. He has served as an
                                        officer  of  the  Company   since  1995  in  the   following
                                        additional capacities:  From August 1999 to February 2001 as
                                        President; from February 1997 to February 1999 as President;
                                        and  from  June  1995 to  February  1997 as  Executive  Vice
                                        President. Mr. Post is also CEO and Chairman of the Board of
                                        APS,  and has held  various  officer  positions at APS since
                                        1982.  He is also a director  of Blue  Cross-Blue  Shield of
                                        Arizona,  Nuclear  Electric  Insurance,   Ltd.  (NEIL),  and
                                        Camelback Community Bank.
-------------------------------------------------------------------------------------------------------------------------

                          INCUMBENT CLASS III DIRECTORS
                     (TERM EXPIRING AT 2003 ANNUAL MEETING)

                                                                                                             DIRECTOR
        NAME                    AGE                  OCCUPATION, BUSINESS & DIRECTORSHIPS                     SINCE
-------------------------------------------------------------------------------------------------------------------------
Pamela Grant                    62      Civic  leader and from July 1989  through  January  1995 was           1985
                                        President of TableScapes,  Inc. (party supply rentals).  Ms.
                                        Grant was President and CEO of Goldwaters  Department Stores
                                        (general  mercantile),  a division of May Department  Stores from  January  1987 to April  1988.  From  November  1978 to
                                        January  1987,  she  was  President,  Chairman  and  CEO  of
                                        Goldwaters  Department  Stores, a division of Associated Dry
                                        Goods. Ms. Grant is also a director of APS.

-------------------------------------------------------------------------------------------------------------------------

Martha O. Hesse                 58      President of Hesse Gas Company. In 1990, Ms. Hesse served as           1991
                                        Senior  Vice   President   of  First   Chicago   Corporation
                                        (financial  services);  and  from  1986  to  1989,  she  was
                                        Chairman of the Federal Energy Regulatory Commission. She is
                                        also a director of APS, AMEC plc,  Laidlaw Inc.,  and Mutual
                                        Trust Life Insurance Company.

-------------------------------------------------------------------------------------------------------------------------

William S. Jamieson, Jr.        57      President  of  the  Institute  for  Servant   Leadership  of           1991
                                        Asheville, North Carolina since January 1999. Prior to that,
                                        Mr.  Jamieson was Vice President of the Institute of Servant
                                        Leadership  and an Adjunct  Member of the Bishop's  staff of the Episcopal Diocese of Arizona.  Formerly, he was also the
                                        Archdeacon of the Episcopal Diocese of Arizona. Mr. Jamieson
                                        is also a director of APS.
-------------------------------------------------------------------------------------------------------------------------

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table details the beneficial ownership of our directors, nominees, named officers, executive officers and those persons we know beneficially own 5% or more of our common stock as of March 23, 2001. The table reports beneficial ownership in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. Under these rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting or investment power and also any shares which the individual has the right to acquire as of May 22, 2001 (60 days after March 23, 2001) through the exercise of any stock option, warrant, or other right.

                                                     SHARES           PERCENT OF
DIRECTORS AND NOMINEES                         BENEFICIALLY OWNED      CLASS (1)
----------------------                         ------------------      ---------
Edward N.  Basha, Jr. (2)                             3,935
Jack E. Davis (2)                                   126,437
Michael L. Gallagher (2)                              3,297
Pamela Grant                                         30,948
Roy A.  Herberger, Jr. (2)                            8,660
Martha O. Hesse                                      21,272
William S. Jamieson, Jr                               5,990
Humberto S. Lopez (2)                                22,616
Robert G. Matlock (2)                                 3,789
Kathryn L. Munro                                      1,998
Bruce J. Nordstrom                                    4,331
William J. Post                                     315,926

OTHER OFFICERS NAMED ON PAGE 14
Armando B.  Flores (2)                               56,178
James M. Levine                                      73,893
William L. Stewart (2)                              111,177

ALL DIRECTORS, NOMINEES, NAMED OFFICERS,
AND EXECUTIVE OFFICERS AS A GROUP
(24 PERSONS) (2)                                  1,158,657              1.37%

5% BENEFICIAL OWNERS (3)
Capital Research and Management Company           5,729,800               6.8%
333 South Hope Street
Los Angeles, California 90071

Wellington Management Company, LLP               10,861,159              12.8%
75 State Street
Boston, Massachusetts 02109

----------
(1) Except as otherwise noted, common stock beneficially owned does not exceed one percent (1%) of the outstanding common stock.
(2) Number of shares beneficially owned in table includes shares held in joint tenancy with spouses and/or family trusts.
(3) Capital Research and Management Company's Schedule 13G filing, dated February 9, 2001, reports sole dispositive power as to 5,729,800 shares. Wellington Management Company's Schedule 13G filing, dated February 14, 2001, reports beneficial ownership of 10,861,159 shares with shared voting power as to 4,904,492 shares and shared dispositive power as to 10,860,659 shares. The Company makes no representations as to the accuracy or completeness of such information and believes these filings represent share ownership as of December 31, 2000.

                          THE BOARD AND ITS COMMITTEES

     The full Board of Directors met 13 times during 2000. Each director attended at least 75% of the meetings of the full Board and any committees on which he or she served. The Board has an Audit Committee and a Human Resources Committee.

AUDIT COMMITTEE

     The function of the Audit Committee, which held 3 meetings in 2000, is to assist the Board in overseeing the Company's financial reporting process, including the quality and integrity of the Company's financial reports and system of internal controls. The Board has adopted a written charter for the Audit Committee which appears in the Appendix on page 22. Members of the Audit Committee are independent as defined in Section 303.01 of the NYSE Company Manual.

     Members of the Audit Committee are: Martha O. Hesse (Chairman), Edward N. Basha, Jr., Humberto S. Lopez, Pamela Grant, and Bruce J. Nordstrom.

HUMAN RESOURCES COMMITTEE

     The functions of the Human Resources Committee, which held 4 meetings in 2000, are to:

     * make recommendations to the full Board with respect to prospective Board members and officers and with respect to executive salaries, bonuses, and benefits;

     *    make stock option and restricted stock grants; and

     *    review the Company's policies in the foregoing areas.

     Members of the Human Resources Committee are: Pamela Grant (Chairman),  Roy
A. Herberger, Jr., William S. Jamieson, Jr., Michael L. Gallagher, and Robert G. Matlock.

                              DIRECTOR COMPENSATION

     Only  non-employee  (outside)  directors are compensated for Board service.
Beginning in May 2000, Company directors also serve as directors of the APS Board. The Company revised its Company and APS director compensation arrangements, eliminating payment for service on the APS Board (formerly a $19,500 retainer and approximately $6,000 of Company stock annually). The annual retainer for fees paid to Company directors was raised to $24,000 (from $12,000) cash. The Company adopted a non-employee director equity plan, under which directors are eligible for grants of unrestricted stock and non-qualified options. Under the plan, a director receives 900 unrestricted shares of stock each year. On or before December 31 of a director's first year on the Board, the director must own or acquire at least 900 shares of common stock as a condition to receiving the 900-share grant. The ownership requirement increases by 900 shares annually until it reaches 4,500 shares. Grants of non-qualified options are discretionary. To date, no such grants have been made under the plan.

     Directors are paid $900 for each meeting of the Board attended and $700 for each committee meeting attended.

     Effective June 21, 2000, the Company terminated its directors' retirement plan. In connection with the plan's termination, the Company made lump sum payments to its current and former directors in satisfaction of the Company's obligations under the plan. The payments were made in the form of Company common stock and were based primarily on the present value of each director's accrued or earned benefits under the plan. The Company distributed the following number of shares of common stock to each director: Edward N. Basha, Jr. (550), Michael
L. Gallagher (620), Pamela Grant (3,290), Roy A. Herberger,  Jr. (1,560), Martha
O. Hesse (1,690), William S. Jamieson, Jr. (1,590), Humberto S. Lopez (900), Robert G. Matlock (1,340), Kathryn L. Munro (180), and Bruce J. Nordstrom (450).

     Mr. Richard Snell served as Chairman of the Board in 2000 and until his retirement on February 5, 2001. During his service as Chairman of the Board, Mr. Snell was paid $200,000 in 2000 and $33,335 in 2001 for his responsibilities.

                          STOCK PERFORMANCE COMPARISONS

     The following graph shows a comparison of cumulative total returns for Pinnacle West Capital Corporation stock, the Standard & Poor's 500 Stock Index (the "S&P 500"), and the Edison Electric Institute Index of Investor-Owned Electrics ("EEI Electric"). The graph assumes that $100 was invested on the last trading day in 1995 in Company stock and in the market represented by each of the two indices, and that any dividends were reinvested.

                        Dec-95    Dec-96   Dec-97    Dec-98    Dec-99    Dec-00
                        ------    ------   ------    ------    ------    ------
Pinnacle West            100       114       158       162       121       196
S&P 500 Index            100       123       164       211       255       232
EEI Electric Index       100       101       129       147       120       177

           HUMAN RESOURCES COMMITTEE REPORT ON EXECUTIVE COMPENSATION

THE COMMITTEE'S RESPONSIBILITIES

     The Pinnacle West Human Resources Committee (the "Committee") is responsible for compensation matters regarding executive officers. Only outside directors serve on the Committee. The Committee oversees compensation for all Company and APS officers, including stock-based compensation, as outlined below.

BACKGROUND

     The Committee's overall compensation philosophy is to attract, retain, and reward key leaders critical to the Company's success; reinforce the Company's objectives through the use of performance-based compensation; and promote executive officer long-term Pinnacle West stock ownership consistent with the interests of the Company's shareholders.

     In general, the Committee concentrates on two main types of compensation for executive officer performance results. One is annual total cash compensation, consisting of salary and incentive pay. Incentive pay is awarded only when certain Company objectives and individual performance objectives are met. The second type is long-term equity compensation. This includes stock options and restricted stock awards determined by the Committee. The value of these awards depends on Company performance as reflected in future stock values.

     The objective of the compensation philosophy is to be competitive within a broad industry group. Based on the utility industry's movement toward a greater level of competition similar to general industry, the Committee considers a blend of both utility and general industry to determine competitive levels of total compensation. Consistent with past practice, during 2000 the Committee met with an outside consultant and reviewed reports regarding the compensation practices of the Company for executive officers. The consultant provided the Committee with compensation information for the electric utility and general industry groups, adjusted for size. The Committee formulated its views about the responsibilities, skills, expertise, and performance of all executive officers, with input from Mr. Post as to performances other than his own, and applied these views in conjunction with the information provided by the consultant.

ANNUAL COMPENSATION

     BASE SALARIES

     Overall, the base salaries paid to the Company's executive officers during 2000 were competitive with the median salaries in both the utility industry and a blend of utility and general industry.

     INCENTIVE PAY

     For 2000, the cash bonuses paid to all executives were based on weighted performance objectives the Committee established at the beginning of the year. These were based primarily on 2000 earnings and corporate and business unit strategic goals.

     The attainment levels of the several objectives were assessed in early 2001 and these assessments were factored into an arithmetical formula that included predetermined percentages of the officers' respective salaries resulting in the respective bonuses. The incentive payments approved were near the maximum level of the 2000 Company plan due to Company performance.

LONG-TERM COMPENSATION

     The Committee believes that management's performance is ultimately judged by the delivery of returns to shareholders in the form of share price appreciation and dividends over time. To achieve this, the Committee intends that grants of stock options and restricted stock serve as significant pieces of the total compensation package for officers and key management employees of the Company and its subsidiaries.

     The Committee believes that senior management of the Company and its subsidiaries should have a significant, ongoing personal investment in the Company. To that end, restricted stock grants, besides being compensatory in nature, are used to encourage the attainment and retention of targeted levels of individual stock ownership by conditioning their vesting upon ownership of certain numbers of shares for predetermined periods of time.

     The Committee determines the size of awards in part by assessing competitive grant practices for comparable positions and allocating equity awards based on the executive's contributions to the organization. Value to the executive is determined through the stock option component only when the Company's stock price appreciates above the price at grant. The total value of restricted stock grants is based on the value of the stock at the end of the vesting period.

CEO COMPENSATION

     In November 2000, the Committee recommended to the Board that Mr. Post's salary as the Chief Executive Officer and President of the Company and as Chief Executive Officer of APS increase to $600,000 per year. This salary adjustment, with input from Mr. Richard Snell (Chairman of the Board) as to Mr. Post's performance, was based on Mr. Post's performance and the overall performance of the Company and its subsidiaries and affiliates under Mr. Post's direction. Based on the performance objectives discussed above and the Committee's compensation philosophy with respect to equity awards, Mr. Post received the incentive compensation and equity awards reflected in the Compensation Table below. The Committee and Board considered this compensation to be consistent with Mr. Post's accomplishments related to the Company's success.

GENERAL

     As the Company continues in its efforts to increase shareholder value, the Committee will continue to review, monitor, and evaluate the Company's programs for executive compensation. The Committee will, as appropriate, monitor compensation to assure that it effectively supports Company strategy, is competitive in the marketplace to attract, retain, and motivate superior performance, and appropriately rewards creation of value for the Company's shareholders.

TAX CONSIDERATION

     Publicly-traded corporations generally are not permitted to deduct, for federal income tax purposes, annual compensation in excess of $1 million paid to any of certain top executives, except to the extent the compensation qualifies as "performance-based." While the Committee is biased toward rewarding performance through the bonus and equity participation programs, certain features of these programs do not fit the law's definition of "performance-based," and limited amounts of compensation could therefore not be deductible.

                                         COMMITTEE CHAIRMAN
                                         Pamela Grant


                                         COMMITTEE MEMBERS
                                         Michael L. Gallagher
                                         Roy A. Herberger, Jr.
                                         William S. Jamieson, Jr.
                                         Robert G. Matlock

                             EXECUTIVE COMPENSATION

     The following tables on compensation and stock options relate to the five most highly compensated executive officers of the Company for services rendered in all capacities to the Company and its subsidiaries.

                           SUMMARY COMPENSATION TABLE

                                           ANNUAL COMPENSATION                LONG-TERM COMPENSATION AWARDS
                                       --------------------------      -----------------------------------------
                                                                       RESTRICTED
            NAME AND                                                      STOCK                     ALL OTHER
       PRINCIPAL POSITION              YEAR     SALARY      BONUS       AWARDS(1)    OPTIONS     COMPENSATION(2)
       ------------------              ----     ------      -----       ---------    -------     ---------------
William J. Post                        2000    $519,000   $510,000      $572,390      65,000        $ 21,107
  CHAIRMAN OF THE BOARD AND CEO        1999     502,500    418,455       259,921     107,500          26,693
                                       1998     450,000    270,000       186,500      20,000          13,317

William L. Stewart                     2000    $464,000   $526,812(3)   $319,218      26,250        $ 27,747
  PRESIDENT, GENERATION OF             1999     464,000    290,073       190,609      17,500          38,088
  APS                                  1998     464,000    291,280       219,137      13,500          13,125

Jack E. Davis                          2000    $396,253   $268,231      $319,218      46,250        $ 17,000
  PRESIDENT                            1999     310,000    160,394       190,609      17,500          21,046
                                       1998     310,000    161,200       125,888      13,500          11,449

James M. Levine                        2000    $320,004   $178,924(4)   $114,478      13,000        $ 24,143
  EXECUTIVE VICE PRESIDENT,            1999     267,501    217,002        69,312      10,000          28,948
  GENERATION OF APS                    1998     230,000    170,800        51,458       5,500          15,438

Armando B.  Flores                     2000    $230,004   $111,828      $101,269      11,500        $ 14,436
  EXECUTIVE VICE PRESIDENT,            1999     206,668    116,014        60,648       8,750          16,723
  CORPORATE BUSINESS SERVICES          1998     190,000     98,800        51,458       5,500          14,319

----------
(1) The value of the restricted stock is based on the closing price of the Company's common stock on the date the restricted stock was granted. Except as described for Messrs. Davis and Stewart in the following sentence, the restrictions lapse on restricted stock awards upon (i) three years' passage from date of grant or upon retirement after the age of 60 and (ii) holding certain numbers of unrestricted shares for certain periods of time, as determined by the Human Resources Committee at the time of grant. During 2000, Messrs. Davis and Stewart each received 2,000 shares of restricted stock that vested upon the date of grant. Any dividends paid on restricted stock will be held by the Company until the restrictions lapse. The number and value (at market) of aggregate restricted shareholdings as of the end of 2000 were: Mr. Post - 24,500 shares, $1,165,281; Mr. Stewart - 15,450 shares,  $734,841; Mr. Davis - 11,450 shares,  $544,591; Mr. Levine - 5,700 shares, $271,106; and Mr. Flores - 5,150 shares, $244,947.

(2) The amounts in this column for 2000 consist of Company matching contributions to the Company's employees' savings plan: Mr. Post - $5,100, Mr. Stewart - $0, Mr. Davis - $5,100, Mr. Levine - $5,080, and Mr. Flores - $4,958; the above-market portion of interest accrued under a deferred compensation plan: Mr. Post - $12,388, Mr. Stewart - $5,775, Mr. Davis - $11,900, Mr. Levine - $16,976, and Mr. Flores - $5,790; life insurance premiums (and gross-up on the premium for Mr. Stewart) paid by the Company for: Mr. Post - $3,619, Mr. Stewart - $21,972, Mr. Davis - $0, Mr. Levine - $2,087, and Mr. Flores - $3,688.

(3)  This amount includes a $300,000 signing bonus paid on January 3, 2000.

(4) This amount includes a $22,500 incentive payment based upon Palo Verde Nuclear Generating Station's maintenance of specified federal and nuclear oversight program ratings.

                      OPTION GRANTS, EXERCISES AND HOLDINGS

     The following tables provide information relating to option grants, exercises and holdings for each of the executive officers named in the summary compensation table.

                              OPTION GRANTS IN 2000

                                        PERCENTAGE OF TOTAL
                      OPTIONS GRANTED    OPTIONS GRANTED TO                                         GRANT DATE
                          IN 2000         ALL EMPLOYEES IN     EXERCISE PRICE                        PRESENT
        NAME            (SHARES)(1)             2000            (PER SHARE)     EXPIRATION DATE      VALUE(2)
        ----            -----------     -------------------     -----------     ---------------      --------
William J. Post            65,000               14.40%             $44.03          11/14/2010        $787,150

William L. Stewart         26,250                5.81%             $44.03          11/14/2010        $317,887

Jack E. Davis              20,000                4.43%             $27.16          03/21/2010        $107,400
                           26,250                5.81%             $44.03          11/14/2010        $317,887

James M. Levine            13,000                2.88%             $44.03          11/14/2010        $157,430

Armando B.  Flores         11,500                2.55%             $44.03          11/14/2010        $139,265

----------
(1) Options vest annually in installments of 33% per year beginning on the first anniversary of the date of grant. All options not already exercisable will become exercisable if an individual retires on or after the age of 60 or in the Human Resources Committee's discretion under certain circumstances. No SARs have been granted.

(2) The Black-Scholes option-pricing model was chosen to estimate the present value. The basic assumptions used in the model were expected volatility of 32%; risk-free rate of return of 5.813%; dividend yield of 3.48%; and time to exercise of five years.

                  OPTION EXERCISES IN 2000 AND YEAR-END VALUES

                                                         NUMBER OF SECURITIES          VALUES OF UNEXERCISED
                                                        UNDERLYING UNEXERCISED        IN-THE-MONEY OPTIONS AT
                         SHARES                       OPTIONS AT FISCAL YEAR-END         FISCAL YEAR-END(2)
                       ACQUIRED ON     VALUE         ----------------------------   ----------------------------
NAME                    EXERCISE     REALIZED(1)     EXERCISABLE    UNEXERCISABLE   EXERCISABLE    UNEXERCISABLE
----                    --------     -----------     -----------    -------------   -----------    -------------
William J. Post          22,500      $615,212(3)       107,333         152,667      $ 1,480,854      $ 924,986

William L. Stewart        5,667      $ 72,328(3)        23,834          42,416      $   149,671      $ 246,814

Jack E. Davis            17,000      $277,938(3)        28,334          62,416      $   184,265      $ 654,864

James M. Levine               0            --           24,500          21,500      $   303,274      $ 133,391

Armando B.  Flores            0            --           14,083          19,167      $   113,970      $ 117,341

----------
(1) Value of options exercised is the market value of the shares on the exercise date minus the exercise price.

(2) The value of unexercised options equals the market value of Pinnacle West Capital Corporation common stock on December 29, 2000 ($47.5625 per share) minus the exercise price of options.

(3) Messrs. Post, Stewart and Davis retained all shares received upon the exercise of options, except for those sold solely for the purpose of meeting tax withholding requirements.

                             EXECUTIVE BENEFIT PLANS

EMPLOYEES' RETIREMENT PLAN AND SUPPLEMENTAL EXCESS BENEFIT RETIREMENT PLAN. The following table illustrates the annual benefits, calculated on a straight-life annuity basis, that would be provided under the Company Employees' Retirement Plan and the Supplemental Excess Benefit Retirement Plan to the Company's officers retiring at age 65 or later at the indicated compensation and years of service levels.

                                     YEARS OF SERVICE
AVERAGE ANNUAL        -----------------------------------------------
COMPENSATION (a)         5(b)         10           20           25
-----------           --------     --------     --------     --------
$   100,000           $ 15,000     $ 30,000     $ 50,000     $ 60,000
    200,000             30,000       60,000      100,000      120,000
    300,000             45,000       90,000      150,000      180,000
    400,000             60,000      120,000      200,000      240,000
    500,000             75,000      150,000      250,000      300,000
    600,000             90,000      180,000      300,000      360,000
    700,000            105,000      210,000      350,000      420,000
    800,000            120,000      240,000      400,000      480,000
    900,000            135,000      270,000      450,000      540,000
  1,000,000            150,000      300,000      500,000      600,000

----------
(a) Compensation under the Employees' Retirement Plan consists solely of base salary up to $170,000 (as adjusted for cost-of-living), including any amounts voluntarily deferred under the Company's 401(k) plan and salary reduction contributions under the Company's flexible benefits plan and its qualified transportation arrangement under Section 132(f) of the Internal Revenue Code. The Employees' Retirement Plan does not include amounts voluntarily deferred under other deferred compensation plans, bonuses or incentive pay. The Supplemental Excess Benefit Retirement Plan does include, subject to certain exceptions, these additional components of compensation plus base salary beyond the $170,000 limit.

(b) Although years of service begin accumulating on the date of employment, benefits do not vest until the completion of five years of service.

     The Company's Supplemental Excess Benefit Retirement Plan provides enhanced benefits. Benefits payable under this plan that are in excess of the benefits payable under the Employees' Retirement Plan (as a qualified defined benefit pension plan, the Employees' Retirement Plan is limited pursuant to the Internal Revenue Code) are payable from the general assets of the Company. The number of credited years of service for each of the individuals named on page 14 and their 2000 remuneration covered by the Company's plans and individual employment agreements are as follows: Mr. Davis - 28 years, $557,082; Mr. Flores - 17 years, $346,018 (see description of Mr. Flores' employment agreement below); Mr. Levine - 11 years, $486,406; Mr. Post, 28 years, $937,455; and Mr. Stewart - 7 years, $704,073 (see description of Mr. Stewart's employment agreement below). The amounts shown in the table above are not expected to be subject to any reduction or offset for Social Security benefits or other significant amounts.

EMPLOYMENT AND SEVERANCE ARRANGEMENTS

     In December 1999, APS entered into an agreement with Mr. Stewart that amends and supplements certain provisions of Mr. Stewart's prior employment agreement. Mr. Stewart receives 2,000 shares of restricted Company stock annually under his August 1996 agreement. The additional terms of the 1999 agreement provide that 1) Mr. Stewart will continue full-time employment with APS through December 31, 2002, and 2) he was paid a $300,000 signing bonus on January 3, 2000. In addition, APS agreed to provide to Mr. Stewart a line of credit up to $1.2 million, drawable annually in $400,000 increments with interest payable at 7.5%; deferred payments of $400,000 per year beginning in 2000 and ending in 2002, which are credited with interest payable at 9% and payable in a lump sum in 2003; and two additional payments of $400,000, one on January 3, 2003, and the other on January 3, 2004. The agreement further provides that Mr. Stewart's pension benefit will be 80% of his average monthly wage on the date of his retirement. If Mr. Stewart terminates employment for any reason, including death or disability, prior to December 31, 2002, the line of credit, deferred payments and the two additional payments will be forfeited, and the outstanding amounts under the line of credit, if any, will be due and payable within 10 days. In that event, his pension will be calculated in accordance with his prior agreement which provides a supplemental pension benefit calculated by adding a base amount of 20% of his average monthly wage (as determined by the highest 36 consecutive months) and 10% of his average monthly wage for each year of service up to a maximum of 100% of his average monthly wage.

     In July 1995, APS entered into an agreement with Mr. Flores crediting him with an additional 8 years of service for purposes of determining the amount of benefits payable under the Company's Supplemental Excess Benefit Retirement Plan. The additional years of service may be revoked if Mr. Flores' employment is terminated for cause, as determined in the sole discretion of the APS Board of Directors. Mr. Flores' credited years of service disclosed above (17) include the 8 additional years.

     The Company has entered into identical severance agreements with each of its executive officers. The Company intends that these agreements provide stability in its key management in the event the Company experiences a change in control. The agreements provide for certain payments if, during the two-year period following a change of control of the Company, the Company involuntarily terminates the officer's employment or the executive terminates his or her own employment following a significant and detrimental change in the executive's employment. The termination payment, if required, is an amount equal to three times the sum of the executive's annual salary at termination plus an annual bonus, as determined by an average over the last four years preceding termination. In addition, the executive is entitled to continued medical, dental and group life insurance benefits at a shared cost for three years, the termination is treated as a normal termination under the Company's stock option and benefit plan, and outplacement services are provided. If Section 4999 of the Internal Revenue Code imposes an excise tax on all or part of the total payments, the agreement further provides for an additional gross up payment equal to the excise tax (plus any penalties and interest) imposed on or with respect to the total payments. "Change of control" includes: (1) An unrelated third party's acquisition of 20% or more of the Company's or APS' voting stock;
(2) a merger or consolidation where either the Company or APS combines with any other corporation such that the Company's or APS' outstanding voting stock immediately prior to merger or consolidation represents less than 60% of the voting stock of the Company or APS immediately after the merger or consolidation, but excluding a merger or consolidation effected to implement a recapitalization in which no unrelated third party acquires more than 20% of the voting stock of the Company or APS; (3) the shareholders of either the Company or APS approve a sale, transfer or other disposition of all or substantially all of the assets of the Company or APS to an unrelated third party; or (4) the case where the composition of either the Board of the Company or of APS changes such that the members of the Board of the Company (the "Company Incumbent Board") or of APS (the "APS Incumbent Board"), as of July 31, 1999, no longer comprise at least 2/3 of the Company's or APS' Board of Directors. For purposes of this latter provision, a person elected to either Board after July 31, 1999, is treated as a member of the Company Incumbent Board or APS Incumbent Board if his or her nomination or election by shareholders was approved by a 2/3 vote of the members then comprising the Company Incumbent Board or APS Incumbent Board, and it does not include anyone who became a director in an actual or threatened election contest relating to the election of directors. No severance benefits will be payable to an officer whose termination is due to retirement, disability, death, voluntary termination, or for "cause" as defined in the agreements. Each of the agreements terminates on December 31st of each year upon six months' advance notice by the Company to the officer; if the six months' advance notice is not given, the agreements will continue for successive one-year periods until the notice is given.

     Effective January 1, 1992, the Company established a deferred compensation plan for directors and officers of the Company pursuant to which amounts deferred are credited with interest at rates determined by the plan committee appointed by the Board. Effective January 1, 1996, the Company established a revocable trust to fund the benefits under the deferred compensation plan and certain other benefits. Upon the occurrence of a "change of control" within the meaning of the plan and trust, the interest rate under the plan shall be the enhanced rate established by the plan committee, the trust will become irrevocable and the Company will be required to fully fund the benefits earned under the deferred compensation plan within 60 days after the occurrence of that event.

     Effective January 1, 2000, "the change of control," for purposes of the plan and trust, is defined in the same manner as the "change of control" definition contained in the severance agreements described above.

                             AUDIT COMMITTEE REPORT

     In accordance with its written charter adopted by the Board of Directors (the "Board"), the Audit Committee of the Board (the "Committee") assists the Board in fulfilling its responsibility for oversight of the Company's financial reporting process, including the quality and integrity of the Company's financial reports and system of internal controls. During the 2000 fiscal year, the Committee met three (3) times.

     In discharging its oversight responsibility as to the audit process, the Committee obtained from Deloitte & Touche LLP, the Company's independent auditor, a formal written statement describing all relationships between the auditor and the Company that might bear on the auditor's independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees." The Committee discussed with the auditor any relationships that may impact the auditor's objectivity and independence and satisfied itself as to the auditor's independence. The Committee also discussed the quality and adequacy of the Company's internal controls with the Company's director of audit services, management, and the independent auditor.

     The Committee discussed and reviewed with Deloitte & Touche LLP all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees" and, with and without management present, discussed and reviewed the results of the independent auditor's examination of the financial statements. The Committee also discussed the results of internal audit examinations.

     The Committee reviewed the audited financial statements of the Company as of and for the fiscal year ended December 31, 2000, with the Company's director of audit services, management and the independent auditor. Management has the responsibility for the preparation of the Company's financial statements and the independent auditor has the responsibility for the examination of those statements.

     Based on the above-mentioned review and discussions with management and the independent auditor, the Committee recommended to the Board that the Company's audited financial statements be included on Form 10-K of the annual report for the fiscal year ended December 31, 2000, for filing with the Securities and Exchange Commission. The Committee also recommended the reappointment of the independent auditor, and the Board concurred in such recommendation.

                                         COMMITTEE CHAIRMAN
                                         Martha O. Hesse


                                         COMMITTEE MEMBERS
                                         Edward N. Basha, Jr.
                                         Pamela Grant
                                         Humberto S. Lopez
                                         Bruce J. Nordstrom

                                  OTHER MATTERS

BUSINESS RELATIONSHIP

Mr. Gallagher is President and Chairman Emeritus of Gallagher & Kennedy, P.A., a law firm which provided legal services to the Company in 2000 and which will provide such services in 2001. The Company has a consulting agreement with Robert G. Matlock & Associates, Inc., of which Mr. Robert G. Matlock is President and Chief Executive Officer and fifty percent owner. During 2000, the Company paid this company approximately $14,000 for consulting services and expenses relating to the Company's nuclear operations.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes of ownership with the Securities and Exchange Commission. The Company receives and reviews copies of such reports. Based solely on this review, the Company believes that, except as discussed below, during fiscal year 2000 there was compliance with all filing requirements applicable to directors, officers, and greater than 10% beneficial owners. Form 4 was not timely filed (although such Form 4 was subsequently filed) for Robert S. Aiken, John G. Bohon, Edward Z. Fox and Martin L. Shultz.

INDEPENDENT PUBLIC ACCOUNTANTS

     It is anticipated that Deloitte & Touche LLP, independent certified public accountants, will examine the Company's financial statements as of December 31, 2001 and for the year then ended. The Company expects that representatives of that firm will be present at the annual meeting with the opportunity to make a statement if they so desire and to be available to respond to appropriate questions.

AUDIT FEES

     The aggregate fees billed for Deloitte & Touche LLP services rendered for the audit of the Company's annual financial statement for 2000 and for review of financial statements included in Forms 10-Q were $726,500.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     Deloitte & Touche LLP rendered no services or bills for financial information systems design and implementation in 2000.

ALL OTHER FEES

     The aggregate fees billed for Deloitte & Touche LLP services rendered for all other services in 2000 were $490,485.

NOMINATIONS TO THE BOARD

     A shareholder wishing to propose the nomination of an individual for election to the Company's Board of Directors must submit his or her recommendation to the Company in writing, and in accordance with the applicable provisions of the Company's Articles of Incorporation and Bylaws. The Office of the Secretary must receive such recommendations no later than November 23, 2001. Copies of the Company's Articles of Incorporation and Bylaws are available upon written request to the Office of the Secretary. The Company suggests that proponents submit their proposals to the Office of the Secretary by Certified Mail -- Return Receipt Requested.

SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

     Shareholders who intend to have their proposals considered for inclusion in the proxy statement and form of proxy relating to the 2002 Annual Meeting of the Company's shareholders and wish to present the proposal at that meeting must submit the proposal in accordance with the applicable rules of the Securities and Exchange Commission. The Company must receive the proposal at its principal executive offices on or before December 8, 2001. Shareholders who intend to present proposals at the annual meeting but do not wish them included in the proxy statement and form of proxy must submit the proposal by the close of business on February 16, 2002, but not earlier than January 17, 2002, in accordance with the applicable provisions of the Company's Bylaws, a copy of which is available upon written request to the Office of the Secretary. The Company suggests that proponents submit their proposals to the Office of the Secretary by Certified Mail -- Return Receipt Requested.

                                                                        APPENDIX

                        Pinnacle West Capital Corporation
                             Audit Committee Charter

I.   GENERAL

          The Audit Committee is a committee of the Board of Directors of the Company. Its primary function is to assist the Board of Directors in overseeing the Company's financial reporting process, including the quality and integrity of the Company's financial reports and system of internal controls. The Company's outside auditor is ultimately accountable to the Board of Directors and the Audit Committee.

II.  COMPOSITION

          The Audit Committee will consist of three or more directors. No member of the Audit Committee may have a relationship with the Company that may interfere with his or her exercise of independence from management and the Company. Each member must also satisfy any additional "independence" requirements established by the New York Stock Exchange from time to time. Each member must be financially literate, as the Company's Board of Directors interprets such qualification in its business judgment. At least one member of the Audit Committee must have accounting or related financial management expertise, as the Company's Board of Directors interprets such qualification in its business judgment.

III. MEETINGS

          The Committee will meet at least three times annually, or more frequently as circumstances dictate. The Committee may meet for a portion of each meeting with the Company's management, the director of audit services, and the outside auditor, either collectively or individually, as warranted, and a portion of each meeting will be restricted to Committee members only.

IV.  AUDIT COMMITTEE DUTIES AND RESPONSIBILITIES

     1. Ensure open communication among the director of audit services, the outside auditor, management, and the Board of Directors.

     2. Evaluate the outside auditor and recommend to the Board of Directors the selection, and where appropriate, the replacement of the outside auditor.

     3. Ensure that the outside auditor submits on a periodic basis to the Audit Committee a formal written statement delineating all relationships between the outside auditor and the Company, and take appropriate action to satisfy itself of the outside auditor's independence.

     4.   Review the compensation of the outside auditor.

     5. Review and concur in the appointment, replacement or dismissal of the director of audit services.

     6. Maintain an awareness of key financial reporting issues and review proposed changes in financial reporting principles affecting the Company.

     7. Inquire of management, the director of audit services, and the outside auditor about the significant risks or exposures to the Company and assess the steps management has taken to minimize these risks, including an annual review of the Company's insurance programs.

     8. Consider, in consultation with the outside auditor and the director of audit services, the audit scope and plan of the outside auditor and the internal auditors.

     9. Consider and review with the outside auditor and the director of audit services individually and collectively:

               (a)  The adequacy of the Company's internal controls, and

               (b) Any related significant findings and recommendations of the outside auditor and director of audit services, together with management's responses.

     10. Review with management and the outside auditor at the completion of the annual audit:

               (a)  The  Company's  annual  financial   statements  and  related
                    footnotes,

               (b) The outside auditor's audit of the financial statements and its report thereon,

               (c)  Any  serious   difficulties   or  disputes  with  management
                    encountered during the course of the audits; and

               (d) Other matters related to the conduct of the audit that are to be communicated to the Committee under generally accepted auditing standards.

     11. Prepare in conjunction with management and legal counsel for inclusion in the Company's proxy statement any audit committee report required by Securities and Exchange Commission rules or regulations.

     12. Review management's monitoring of the Company's compliance with the Standards of Conduct policy.

     13. Review this Audit Committee Charter at least annually and, if appropriate, recommend changes to the Board of Directors.

          While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's Standards of Conduct policy.

          This Audit Committee Charter is not intended to change or augment the obligations of the Company or its directors or management under the federal securities laws or to create new standards for determining whether directors or management have fulfilled their duties, including fiduciary duties, under applicable state law.


          Effective as of February 21, 2001.


                                       William J. Post
                                       -------------------------------------
                                       Chairman of the Board of Directors


                                       Martha O. Hesse
                                       -------------------------------------
                                       Director and Chairman of the Audit
                                       Committee of the Board of Directors

                            [LOGO OF PINNACLE WEST]


April 9, 2001


Dear Shareholders:

The 2001 Annual Meeting of Shareholders of Pinnacle West Capital Corporation will be held at The Orpheum Theatre, 203 West Adams Street, Phoenix, Arizona on May 23, 2001 at 10:30 a.m. Mountain Standard Time. At the meeting, shareholders will be asked to elect four Class I Directors to serve until the 2004 Annual Meeting and one Class III Director to serve until the 2003 Annual Meeting.

Your vote is important and this year you may again choose to vote your proxy in one of three ways - by calling a toll-free telephone number, by accessing the Internet, or by returning the enclosed proxy card. The reverse side of this letter provides the information for all three voting options.

We encourage you to attend the meeting and have provided this map for your reference.


Sincerely,

Faye Widenmann
Vice President and Secretary


                         [MAP OF DIRECTIONS TO MEETING]

In accordance with Item 304 of Regulation S-T of the Securities Exchange Act of 1934, the map on this proxy card provides directions to the annual meeting. The meeting will be held at 203 West Adams Street which is one block north of Washington Street and one block south of Monroe Street, between 2nd Avenue and 3rd Avenue.

--------------------------------------------------------------------------------
PROXY FORM             Pinnacle West Capital Corporation              PROXY FORM
--------------------------------------------------------------------------------

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING ON MAY 23, 2001.

The undersigned hereby appoints William J. Post and Faye Widenmann, individually and together, as proxies for the undersigned, each with full power of substitution, to attend the Annual Meeting of Shareholders of Pinnacle West Capital Corporation, to be held May 23, 2001, at ten-thirty a.m., Mountain Standard Time, and at any adjournment thereof, and to vote as specified in this Proxy all the shares of stock of the Company which the undersigned would be entitled to vote if personally present. The proxies of the undersigned may vote according to their discretion on any other matter that may properly come before the meeting.

Voting with respect to the election of Directors may be indicated on the reverse of this card. Nominees for Director are: Class I - Roy A. Herberger Jr., Humberto S. Lopez, Robert G. Matlock and Kathryn L. Munro; Class III - Jack E. Davis.

THIS PROXY WILL BE VOTED AS SPECIFIED ON THE REVERSE. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS.

--------------------------------------------------------------------------------
            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1.
--------------------------------------------------------------------------------

                               FOR      WITHHOLD

1. Election of Directors       [ ]        [ ]

   FOR ALL EXCEPT __________________________________

Nominees:

       Class I                        Class III
01.    Roy A. Herberger, Jr.    05.   Jack E. Davis
02.    Humberto S. Lopez
03.    Robert G. Matlock
04.    Kathryn L. Munro


________________________________________________________________________________
Signature                                   Date

________________________________________________________________________________
Signature                                   Date

All owners should sign as their name appears at left. Fiduciaries, trustees, corporate officers should indicate title and authority.

Check if:

[ ]  You wish to discontinue receiving the Annual Report for this account

[ ] You consent to viewing the Annual Report and Proxy materials via the Internet instead of receiving them in the mail in the future.

                    Fold and detach here to mail proxy card
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          VOTE BY TELEPHONE OR INTERNET
                QUICK               EASY               IMMEDIATE
--------------------------------------------------------------------------------


Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.


VOTE BY PHONE:Call 1-877-289-8962 toll-free ANYTIME from a touch-tone telephone.

- You will be asked to enter the CONTROL NUMBER located in the box at the lower right of this form.

- Follow the directions for voting: To vote as the Board of Directors recommends on ALL proposals, press "1". If you choose to vote on each item separately, press "0" and follow the recorded instructions.

VOTE BY INTERNET: The Web address is www.proxyvoting.com/pnw.

VOTE BY MAIL: If you do not have access to a touch-tone telephone or the Internet, please complete and return the proxy card in the enclosed envelope.

          IF YOU VOTE BY PHONE OR INTERNET, DO NOT MAIL THE PROXY CARD.
                              THANK YOU FOR VOTING.

Call Toll-Free on a Touch-Tone Telephone    or    Go to: www.proxyvoting.com/pnw
1-877-289-8962 ANYTIME                            ------------------------------
There is NO CHARGE to you for this call.                  CONTROL NUMBER
                                                  FOR TELEPHONE/ INTERNET VOTING


                                                  ------------------------------